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                                                                Exhibit 10.20(c)



                    SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

This Second Amendment to Employment Agreement is made and entered into as of October 1, 1999, by and between PriceSmart, Inc., a Delaware corporation ("Employer") and K.C. Breen ("Executive").

                                    RECITALS

A) On March 31, 1998 an Employment Agreement was made and entered into by and between Employer and Executive.

B) On March 31, 1999, a First Amendment to Employment Agreement was made and entered into by and between Employer and Executive.

C) Employer and Executive now desire to amend the Employment Agreement, as set forth hereinbelow:

                                    AGREEMENT

1)   The first sentence in Section 1.1 of the Agreement, which provides:

              Executive shall serve as Senior Vice-President of Employer.

     Is hereby amended, effective as of October 1, 1999, to provide as follows:

              Executive shall serve as Executive Vice-President of Employer.

2) The first sentence in Section 2.1 of the Employment Agreement, which provides:

              For Executive's services hereunder, Employer shall pay as base salary to Executive the amount of $150,000 during each year of the Employment Term.

     is hereby amended, effective as of October 1, 1999, to provide as follows:

              For Executive's services hereunder, Employer shall pay as base salary to Executive the amount of $155,000 during each year of the Employment Term.


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3) All other terms of the Employment Agreement shall remain unaltered and fully effective.

Executed in San Diego, California, as of the date first written above.

EXECUTIVE                                    EMPLOYER

                                             PRICESMART, INC.

K.C. Breen                                   By: /s/ Gilbert A. Partida
/s/ K.C. Breen
                                             Name: Gilbert A. Partida

                                             Its: President and CEO